UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2015

Wells Fargo Commercial Mortgage Trust 2015-NXS4

(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
Natixis Real Estate Capital LLC

Silverpeak Real Estate Finance LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-16	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01.     Other Events.

On or about December 9, 2015, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-NXS4, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2015-NXS4 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2A, Class A-2B, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C, Class X-D and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-F, Class X-G, Class X-H, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about December 9, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of sixty-two (62) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 19, 2015, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 19, 2015, between the Registrant and Natixis; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 19, 2015, between the Registrant and Silverpeak.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 19, 2015, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of November 19, 2015, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 19, 2015, supplementing the Prospectus dated August 3, 2015, each as filed with the Securities and Exchange Commission.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3 was issued by Wells Fargo Commercial Mortgage Trust 2015-NXS3, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 (the “WFCM 2015-NXS3 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

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Pursuant to the Pooling and Servicing Agreement, each of the One Court Square Loan Combination and the Yosemite Resorts Loan Combination is a Non-Serviced Loan Combination, each of the One Court Square Mortgage Loan and the Yosemite Resorts Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of each of the One Court Square Loan Combination and the Yosemite Resorts Loan Combination is governed by the WFCM 2015-NXS3 Pooling and Servicing Agreement and by the Amended and Restated One Court Square Co-Lender Agreement (as defined below) and the Yosemite Resorts Co-Lender Agreement (as defined below), respectively. The WFCM 2015-NXS3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.4.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31 was issued by Wells Fargo Commercial Mortgage Trust 2015-C31, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “WFCM 2015-C31 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Pursuant to the Pooling and Servicing Agreement, the CityPlace I Loan Combination is a Non-Serviced Loan Combination, the CityPlace I Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the CityPlace I Loan Combination is governed by the WFCM 2015-C31 Pooling and Servicing Agreement and the CityPlace I Co-Lender Agreement (as defined below). The WFCM 2015-C31 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

The holders of the promissory notes evidencing the One Court Square Loan Combination (the “One Court Square Noteholders”) have entered into an amended and restated co-lender agreement, dated as of December 9, 2015 (the “Amended and Restated One Court Square Co-Lender Agreement”), between the One Court Square Noteholders, which sets forth the respective rights of each One Court Square Noteholder. The Amended and Restated One Court Square Co-Lender Agreement is attached hereto as Exhibit 99.6.

The initial holders of the promissory notes evidencing the Keurig Green Mountain Loan Combination (the “Keurig Green Mountain Noteholders”) have entered into an agreement between note holders, dated as of October 7, 2015 (the “Keurig Green Mountain Co-Lender Agreement”), between the Keurig Green Mountain Noteholders, which sets forth the respective rights of each Keurig Green Mountain Noteholder. The Keurig Green Mountain Co-Lender Agreement is attached hereto as Exhibit 99.7.

The initial holders of the promissory notes evidencing the CityPlace I Loan Combination (the “CityPlace I Noteholders”) have entered into an agreement between note holders, dated as of September 10, 2015 (the “CityPlace I Co-Lender Agreement”), between the CityPlace I Noteholders, which sets forth the respective rights of each CityPlace I Noteholder. The CityPlace I Co-Lender Agreement is attached hereto as Exhibit 99.8.

The initial holders of the promissory notes evidencing the Yosemite Resorts Loan Combination (the “Yosemite Resorts Noteholders”) have entered into a co-lender agreement, dated as of October 13, 2015 (the “Yosemite Resorts Co-Lender Agreement”), between the Yosemite Resorts Noteholders, which sets forth the respective rights of each Yosemite Resorts Noteholder. The Yosemite Resorts Co-Lender Agreement is attached hereto as Exhibit 99.9.

Section 9. Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC.

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4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.4	Pooling and Servicing Agreement, dated as of October 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS3.

99.5	Pooling and Servicing Agreement, dated as of November 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-C31.

99.6	Amended and Restated Co-Lender Agreement, dated as of December 9, 2015, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Natixis Real Estate Capital LLC, as note A-3 holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3, as note A-4 holder, and Natixis Real Estate Capital LLC, as note A-5 holder, relating to the One Court Square Loan Combination.

99.7	Agreement Between Note Holders, dated as of October 7, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Keurig Green Mountain Loan Combination.

99.8	Agreement Between Note Holders, dated as of September 10, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the CityPlace I Loan Combination.

99.9	Co-Lender Agreement, dated as of October 13, 2015, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Yosemite Resorts Loan Combination.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: December 9, 2015

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of November 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.4	Pooling and Servicing Agreement, dated as of October 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, National Cooperative Bank, N.A., as NCB master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-NXS3.

99.5	Pooling and Servicing Agreement, dated as of November 1, 2015, between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to Wells Fargo Commercial Mortgage Trust 2015-C31.

99.6	Amended and Restated Co-Lender Agreement, dated as of December 9, 2015, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Natixis Real Estate Capital LLC, as note A-3 holder, Wilmington Trust, National Association, as trustee for the benefit of the holders of Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3, as note A-4 holder, and Natixis Real Estate Capital LLC, as note A-5 holder, relating to the One Court Square Loan Combination.

99.7	Agreement Between Note Holders, dated as of October 7, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Keurig Green Mountain Loan Combination.

99.8	Agreement Between Note Holders, dated as of September 10, 2015, between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the CityPlace I Loan Combination.

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99.9	Co-Lender Agreement, dated as of October 13, 2015, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Yosemite Resorts Loan Combination.

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